UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 AUGUST 5, 1997
                                 --------------
                        Date of earliest event reported)



                   LABORATORY CORPORATION OF AMERICA HOLDINGS
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                1-11353            13-3757370
          --------                -------            ----------
      (State or other          (Commission        (IRS Employer
       jurisdiction or          File Number)        Identification
       organization)                                Number)



            358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA  27215
            --------------------------------------------------------
                    (Address of principal executive offices)



                                  910-229-1127
                                  ------------
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

On August 5, 1997, the Company issued a press release announcing that it has become the first commercial reference laboratory to offer HIV genotyping using GeneChip-Registered Trademark- DNA probe arrays and polymerse chain reaction
(PCR) based assays.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

  (c) Exhibits

           20   Press release of the Registrant dated August 5, 1997.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               LABORATORY CORPORATION OF AMERICA HOLDINGS
               ------------------------------------------
                             (Registrant)


                              By:/s/ BRADFORD T. SMITH
                                 ----------------------------------
                                     Bradford T. Smith
                                     Executive Vice President,
                                     General Counsel, Secretary
                                     and Compliance Officer


Date:  August 11, 1997
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